Exhibit 99.1

For Immediate Release

First Midwest to Acquire Bridgeview Bank

Acquisition to Provide Clients with Expanded Market Presence

Across Greater Chicagoland

CHICAGO, IL, December 6,  2018 – First Midwest Bancorp, Inc. (“First Midwest”) today announced that it has entered into a definitive agreement to acquire Bridgeview Bancorp, Inc. (“Bridgeview”),  the holding company for Bridgeview Bank Group.

Bridgeview has approximately $1.2 billion in total assets, $1.1 billion in deposits, of which nearly 75% are core deposits, and $800 million in loans  (pro forma as of September 30, 2018 excluding Bridgeview’s mortgage division, which First Midwest is not acquiring). It operates 13 banking offices across greater Chicagoland, including branches in the Bryn Mawr,  Edgewater, Garfield Ridge, Lincoln Park, Lincoln Square and Uptown neighborhoods of Chicago, as well as several suburbs.

“We are very excited to welcome Bridgeview Bank clients and colleagues to First Midwest,” said Michael L. Scudder, Chairman, President and Chief Executive Officer of First Midwest. “Bridgeview is a well-established and trusted financial institution with deep client and community relationships, which we look forward to continuing.  Joining forces with Bridgeview brings to all of our clients an expanded footprint across Chicago and further enhances our position as metro Chicago’s premier commercial bank.”

“First Midwest has created significant momentum over the years because of its market-leading commitment to relationship-based banking and to providing a wide array of banking products and services.  We very much look forward to joining them,” said Peter J.  Haleas, Chairman of Bridgeview. “Our clients will continue to have the highly personalized service they have come to expect from Bridgeview Bank, now with the added benefit of a broader range of products and services combined with larger scale.”

The merger agreement provides for a fixed exchange ratio of 0.2767 shares of First Midwest common stock, plus $1.79 in cash for each share of Bridgeview common stock, with an overall transaction value of approximately $145 million, subject to certain adjustments.

The transaction is subject to customary regulatory approvals, the approval of Bridgeview’s stockholders and the completion of various closing conditions, and is anticipated to close in the second quarter of 2019.

About First Midwest

First Midwest (NASDAQ: FMBI) is a relationship-focused financial institution and one of the largest independent publicly-traded bank holding companies based on assets headquartered in Chicago and the Midwest, with over $15 billion of assets and $11 billion of trust assets under management.  First Midwest’s principal subsidiary, First Midwest Bank, and other affiliates provide a full range of commercial, treasury management, equipment leasing, consumer, wealth management, trust and private banking products and services through locations in metropolitan

First Midwest Bancorp, Inc. | 8750 West Bryn Mawr Avenue | Suite 1300 | Chicago | Illinois | 60631

Chicago, northwest Indiana, central and western Illinois, and eastern Iowa. Visit First Midwest at www.firstmidwest.com.

About Bridgeview Bank

Bridgeview Bank is a wholly owned subsidiary of Bridgeview Bancorp, Inc. and maintains its principal executive offices in Bridgeview, Illinois.  Bridgeview Bank is a client-focused bank committed to providing an outstanding banking experience for all of its personal and business banking clients. It provides this experience through 13 banking locations throughout greater Chicagoland.  Bridgeview Bank’s website is www.bridgeviewbank.com.

Forward-Looking Statements

This press release, as well as any oral statements made by or on behalf of First Midwest, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include those relating to First Midwest’s proposed acquisition of Bridgeview, including the costs and benefits associated therewith and the timing thereof.  In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” “predict,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward,” or “assume” and words of similar import.  Forward-looking statements are not historical facts or guarantees of future performance or outcomes, but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control.  It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements.  First Midwest cautions you not to place undue reliance on these statements.  Forward-looking statements are made only as of the date of this release, and First Midwest undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.

Forward-looking statements are subject to certain risks, uncertainties and assumptions, including, but not limited to: expected synergies, cost savings and other financial or other benefits of the proposed transaction between First Midwest and Bridgeview might not be realized within the expected timeframes or might be less than projected, the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained or might not be obtained in a timely manner, credit and interest rate risks associated with First Midwest’s and Bridgeview’s respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which First Midwest and Bridgeview operate or anticipate doing business, may be less favorable than expected, new regulatory or legal requirements or obligations, and other risks, uncertainties and assumptions identified under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in First Midwest’s annual report on Form 10-K for the year ended December 31, 2017, as well as subsequent filings made with the Securities and Exchange Commission (the “SEC”).  However, these risks and uncertainties are not exhaustive.  Other sections of such reports describe additional factors that could adversely impact First Midwest’s business, financial performance and pending or consummated acquisition transactions, including the proposed acquisition of Bridgeview.

First Midwest Bancorp, Inc. | 8750 West Bryn Mawr Avenue | Suite 1300 | Chicago | Illinois | 60631

Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed merger of First Midwest and Bridgeview, First Midwest will file a registration statement on Form S-4 with the SEC.  The registration statement will include a proxy statement of Bridgeview, which also will constitute a prospectus of First Midwest, that will be sent to Bridgeview’s stockholders.  Investors and stockholders are advised to read the registration statement and proxy statement/prospectus when it becomes available because it will contain important information about First Midwest, Bridgeview and the proposed transaction.  When filed, this document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents also can be obtained free of charge by accessing First Midwest’s website at www.firstmidwest.com under the tab “Investor Relations” and then under “SEC Filings.”  Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7483, or from Bridgeview upon written request to Bridgeview Bancorp, Inc., Attn: William Conaghan, President and Chief Executive Officer, 4753 North Broadway,  Chicago, Illinois 60640 or by calling (773)  989-5728.

Participants in this Transaction

First Midwest, Bridgeview and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Bridgeview’s stockholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.  Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest’s definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 11, 2018 and First Midwest’s annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 28, 2018.  The definitive proxy statement and annual report can be obtained free of charge from the SEC’s website at www.sec.gov.

CONTACTS:

Investors	Media
Patrick S. Barrett	Maurissa Kanter
EVP, Chief Financial Officer	SVP, Director of Corporate Communications
(708) 831-7231	(708) 831-7345
pat.barrett@firstmidwest.com	maurissa.kanter@firstmidwest.com

First Midwest Bancorp, Inc. | 8750 West Bryn Mawr Avenue | Suite 1300 | Chicago | Illinois | 60631